Lord Abbett     Bond-Debenture Fund



                                                              2000 Annual Report





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                                              A mutual fund with a multi-faceted
                                              approach to seeking high income



                                     [LOGO]

        LORD ABBETT BOND-DEBENTURE FUND


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Since it was established in 1971, Lord Abbett  Bond-Debenture  Fund (the "Fund")
has sought the best of both worlds -- high current income and capital growth. The Fund's flexible investment approach, combined with Lord Abbett's value management style, has produced a history of strong performance in a variety of economic climates.

"Over the long haul, this Fund's returns have been competitive, and it has been less volatile than the typical high-yield fund. The Fund has delivered fine long-term returns." Morningstar Mutual Funds June 2000



--------------------------------------------------------------------------------
Historically Consistent
Long-Term Total Returns
                          Average Annual Rates of Total Return as of 12/31/00(1)

[GRAPHIC OMITTED]

Lipper High Current      -8.4%     -2.3%     3.4%      10.0%       8.0%
Yield Funds Average*

Bond-Debenture Fund      -0.9%     2.6%      6.2%      11.0%       9.5%

                        1 Year    3 Years   5 Years   10 Years    Since
                                                                Inception

* Source: Lipper Inc.

--------------------------------------------------------------------------------
Flexibility

The Fund's flexible investment policy enables it to adapt to changing economic conditions. (See page 5 for the Fund's portfolio composition.)
--------------------------------------------------------------------------------
High Current Income
                                      Dividend Distribution Rates on 12/31/00(2)

At Net Asset Value (NAV)                 +9.1%
At Maximum Offering Price                +8.7%

--------------------------------------------------------------------------------
Average Annual
Total Returns

Average annual total returns for periods ended 12/31/00 at the Class A share maximum sales charge of 4.75% with all distributions reinvested:

10 Year                       +10.47%
5 Year                        +5.19%
1 Year                        -5.60%

The Fund's SEC yield for the 30 days ended 12/31/00 was 8.75%. Total return is the percent change in value, assuming the reinvestment of all distributions.

PAST  PERFORMANCE IS NO GUARANTEE OF FUTURE  RESULTS.

The results quoted herein represent Class A share past performance, which is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

(1) Class A share performance at net asset value and assumes the reinvestment of all distributions. The Series issues additional classes of shares with distinct pricing options.
(2)  Based on the Class A share monthly dividend of $.0625, annualized.

Report to Shareholders
For the Six Months Ended December 31, 2000



[PHOTO]



Robert S. Dow
Chairman

January 16, 2001

"The  portfolio's  continu-
ing focus on credit
quality served it well dur-
ing this volatile period."


                        Lord Abbett  Bond-Debenture  Fund  completed  its fiscal
                        year  on  December   31,   2000,   with  net  assets  of
                        approximately $3.4 billion. Below is an overview of Class share performance for the period.

                                                  YEAR ENDED DECEMBER 31, 2000

------------------------------------------------------------------------------
                          CLASS A      CLASS B       CLASS C          CLASS Y
------------------------------------------------------------------------------
 Net Asset Value (NAV)      $8.23        $8.23         $8.24            $8.21
 Dividends                  $0.75        $0.69         $0.69            $0.78
 Total Return*              -0.86%       -1.52%        -1.52%          -0.61%

CHALLENGING ENVIRONMENT FOR HIGH-YIELD BONDS

A difficult credit environment plagued the high-yield bond market for most of 2000. The yield spread, or difference in yield, between non-investment grade corporate bonds and Treasury securities of similar maturities progressively widened.(1) By the end of the year, high-yield bonds yielded roughly 900 basis points (or 9%) more than comparable Treasuries, as investors continued to shun high-yield bonds in an overall flight to quality. Since bond prices move in the opposite direction of their yields, the prices on many high-yield bonds dropped to historic lows. Issuance of new corporate bonds stayed low, as companies struggled to raise capital in a tight credit environment. Convertible bonds in general experienced a great deal of price volatility throughout the year, particularly during the second half of 2000, generally mirroring the equity market. By September, investors saw actual evidence -- albeit mild -- that the U.S. economy was cooling. Manufacturing slowed somewhat as industrial purchasing costs rose. Employment data released in early September indicated that while payrolls shrank marginally, it was more of a decrease than analysts originally expected. Investors became more confident that the Federal Reserve (the Fed) had, in fact, engineered a soft landing for the economy, and seemed convinced that there would be no further interest rate hikes for the rest of the year. By the third quarter, many analysts believed these expectations were reflected in the prices and yields of Treasury securities,(1) which began to normalize. Yields on two- and five-year Treasuries began to decline slightly while yields on 30-year Treasury bonds were unchanged. This shift helped flatten out the previously "inverted" Treasury yield curve that dominated the fixed-income markets for most of the year. (An inverted yield curve is an unusual situation in which short- and intermediate-term Treasuries yield more than long-term maturities.)

PORTFOLIO REVIEW(2)

While the Fund posted a negative return for the year, it far outperformed the Lipper High Current Yield Average and the Merrill Lynch High Yield Master II Index.(3) We attribute this relatively favorable performance to several factors. First, the portfolio's continuing focus on credit quality served it well during this volatile period. Our high-yield holdings are predominantly characterized by companies that we believe have solid fundamentals, good revenue streams and healthy balance sheets. In general, we aim to avoid bonds issued by extremely risky, venture capital-type companies. Second, the portfolio's diversified mix helped manage risk overall throughout the period. Third, the portfolio's mortgage-related securities -- GNMAs and FNMAs, in particular -- performed very well, and as they appreciated in price to levels that we believe represented "peaks," we sold them off, selectively harvesting gains for the Fund.(4)

REPORT TO SHAREHOLDERS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

In addition, the portfolio's allocation to convertible bonds added to performance, despite a difficult period for convertible bonds overall. We maintained our emphasis on investment-grade convertible bonds, and our sizable position in high-quality, energy-related convertibles (oil and natural gas) substantially contributed to performance. Select convertibles issued by investment-grade companies in the pharmaceuticals sector also performed well since many of these companies have shown solid earnings growth and have healthy balance sheets. Finally, several of our high-quality convertibles issued by financial services companies performed very well for the period, also adding to performance.

OUTLOOK

Moving forward, we plan to maintain our current portfolio allocation mix with an emphasis on select high-yield bonds and, secondarily, on high-quality convertibles and U.S. government mortgage and agency securities. If, as we believe, convertible bonds issued by select financial services companies appreciate in price, we will consider reducing the number of these bonds in the portfolio and redeploying assets into other areas that we believe offer better value. We may also add some convertible bonds issued by select technology companies, but only those issued by financially sound companies with high cash reserves relative to their debt. We will continue to perform rigorous, bottom-up research in our security selection. We believe much of the recent worsening in high-yield bond market conditions was a result of investors' mounting concerns of a "hard landing" for the U.S. economy, and due to the extreme volatility in the equity markets. These concerns were fueled by signs of a slowing economy and, in particular, by an overriding sense of uncertainty regarding the outcome of the U.S. Presidential election. However, with record levels of household income and unemployment levels still historically low, we believe sufficient evidence points to the narrowing of yield spreads and an overall improvement in the high-yield bond market in 2001.

* Total Return is the percent change in Net Asset Value, assuming the reinvestment of all distributions.
(1) Unlike U.S. Treasury securities, an investment in the Fund is neither insured nor guaranteed by the U.S. Government.
(2)  The Fund is actively  managed  and  therefore,  allocations  are subject to change.
(3) The Lipper High Current Yield Average consisted of 402 funds as of 12/31/00. The Merrill Lynch (ML) High Yield Master Index is a market capitalization weighted index of all domestic and Yankee high-yield bonds. Issues included in the ML High Yield Master Index have maturities of at least one year and have a credit rating lower than BBB-Baa3, but are not in default. Indices cited are unmanaged and not available for direct investment.
(4) Government National Mortgage Association (GNMA) is a government-owned agency which buys mortgages from lending institutions, securitizes them, and then sells them to investors. "Ginnie Mae" securities are guaranteed by the full faith and credit of the U.S. Government. Federal National Mortgage Association (FNMA) is a congressionally chartered corporation which buys mortgages on the secondary market, pools them, and sells them as mortgage-backed securities ("Fannie Maes") to investors on the open market. Monthly principal and interest payments are guaranteed by FNMA but NOT by the U.S. Government.

RISK: The Fund has the ability to invest up to 80% of total assets in lower-rated debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Fund may invest up to 20% of net assets in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges, and would be different if sales charges were included.

Aiming for High Total Returns

SEEKING HIGH RETURNS

Dividend distribution rates were 9.1% and 8.7% (based on the Class A share Net Asset Value and maximum offering price, respectively, on 12/31/00, and the monthly dividend of $.0625, annualized).

STRIVING FOR CONSISTENCY OF PERFORMANCE

The Fund's goal is high total return through high current income and capital appreciation. The Fund strives for competitive returns in both up and down markets.

GROWTH OF $10,000 INVESTMENTS: 4/1/71-12/31/00(1)


1973-1974 The last major bear market;
the unmanaged S&P 500
declined 37.3%. The Fund
mitigated the decline,
then recovered strongly.

Interest rates
soared; bond
prices sank.
The Fund was
up every year.
1977-1981

1990-1991 Recession and the Middle East
crisis jolted all markets; lower
rated bond market especially
hard hit. The Fund mitigated the
decline, then recovered strongly.

1997-1998
Global economic
fears hurt high-yield
bonds. The Fund
posted a positive
total return.


The Fund                           $150,198

Average of High
Current Yield Funds (2)(3)         $91,651

Inflation
(Consumer Price Index) (3)         $43,510
-------------------------------------------------------------------------------
Graphics Omitted
                                Average of High       Inflation
                The Fund        Current Yield         CPU
1971            $ 10,765          $ 10,667.23         10,276
1972            $ 11,438          $ 11,758.82         10,626
1973            $ 10,313          $ 10,590.06         11,561
1974            $  9,789          $  9,273.20         12,972
1975            $ 12,689          $ 11,423.28         13,882
1976            $ 16,613          $ 14,870.04         14,549
1977            $ 17,777          $ 16,217.02         15,534
1978            $ 18,269          $ 16,437.32         16,937
1979            $ 19,547          $ 17,037.36         19,191
1980            $ 21,283          $ 17,667.36         21,570
1981            $ 22,412          $ 18,879.23         23,498
1982            $ 28,585          $ 24,406.91         24,407
1983            $ 33,416          $ 27,856.91         25,334
1984            $ 35,073          $ 29,766.46         26,336
1985            $ 42,442          $ 35,544.61         27,329
1986            $ 46,946          $ 39,928.37         27,638
1987            $ 47,828          $ 40,019.09         28,857
1988            $ 54,427          $ 45,268.11         30,132
1989            $ 57,181          $ 43,971.25         31,532
1990            $ 52,852          $ 37,330.32         33,458
1991            $ 73,116          $ 52,529.05         34,483
1992            $ 84,810          $ 61,457.62         35,483
1993            $ 98,356          $ 73,401.37         36,458
1994            $ 94,553          $ 70,324.21         37,433
1995            $111,099          $ 81,310.30         38,384
1996            $123,498          $ 92,105.52         39,659
1997            $139,175          $104,403.83         40,334
1998            $145,805          $103,792.74         40,984
1999            $151,495          $104,817.95         42,084
2000            $150,198          $ 91,650.94         43,510
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

This graph illustrates total return performance of Class A shares at Net Asset Value. The Fund's results do not include the maximum sales charge of 4.75% applicable to Class A share investments under $100,000; there is no sales charge on investments of $1 million or more. For performance at the Class A share maximum sales charge, see inside front cover.

 (1) The Fund commenced operations on 4/1/71.
 (2) Source: Lipper Inc.
 (3) Calculated from 3/31/71.

Performance Update

The Fund has an impressive history of protecting long-term income investors from inflation. Below, the Fund's growth is compared to the Consumer Price Index, a standard inflation measure, through various economic, interest-rate and inflation environments.

The Fund Versus Inflation
$100,000 Invested: 4/1/71-12/31/00(1)

$100,000 invested at the
Fund's inception grew
to nearly $1.5 million

                                     Value of
                                    $100,000
Year              Annual         Investment with           Inflation
Ended           Dividends       all Distributions          (Consumer
Dec. 31        Reinvested         Reinvested             Price Index)

1971(2)                $3,444         $103,408            $102,756
1972                    7,447          109,881             106,261
1973                    8,190           99,066             115,611         From the early 1970s through
1974                    9,147           94,039             129,717         the early 1980s,
1975                    9,702          121,891             138,816         the U.S. economy
1976                   10,951          159,588             145,493         experienced rapidly
1977                   11,863          170,766             155,345   <--   rising inflation
1978                   14,075          175,496             169,368         and interest rates.
1979                   16,381          187,776             191,906         The Fund kept pace with
1980                   18,581          204,460             215,696         inflation over this
1981                   22,804          215,294             234,978         turbulent period.
1982                   27,231          274,591             244,075
1983                   31,037          320,998             253,342
1984                   37,455          336,919             263,359         As the rate of
1985                   43,075          407,712             273,291         inflation and
1986                   48,446          450,971             276,380         interest rates
1987                   51,124          459,445             288,567   <--   declined from
1988                   53,027          522,839             301,318         1983 through
1989                   59,075          549,292             315,321         1989, the Fund's
1990                   66,196          507,711             334,575         annualized return
1991                   70,960          702,365             344,827         exceeded the CPI by
1992                   77,774          814,719             354,830         approximately 6.0%.
1993                   82,411          944,831             364,582
1994                   86,706          908,297             374,334
1995                   95,586        1,067,248             383,836         During the  economic
1996                  103,258        1,186,350             396,589         expansion  of the 1990s,
1997                  104,184        1,336,953             403,341    <--  the  Fund's
1998                  107,900        1,400,639             409,842         annualized  return
1999                  115,369        1,455,307             420,845         exceeded the CPI by
2000 (AS OF 12/31/00) 125,439        1,442,848             435,098         approximately 6.9%.

AVERAGE ANNUAL RATE OF RETURN:           9.39%                4.95%
-------------------------------------=========-------------========------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.


For Period Ended 12/31/00 SEC-Required Average Annual Rates of Return (at Class A share maximum sales charge of 4.75%)

            1 Year                5 Years             10 Years
----------------------------------------------------------------
            -5.60%                5.19%               10.47%

Source: Lord, Abbett & Co.

(1) Fund investment reflects the deduction of the reduced 3.95% sales charge applicable to Class A share investments of $100,000. The maximum sales charge applicable to Class A shares is 4.75%.

(2) Nine months only. The Fund began operations on 4/1/71.

The investment return and principle value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Management in Action


Current Dividend Distribution Rates:
9.1% and 8.7% (based on the Class A share net asset value and maximum offering price, respectively, on 12/31/00, and the monthly dividend of $.0625, annualized).


The Fund's 3-Way Focus

1. High-yield Corporate Debt and Straight-preferred Stocks: 60.1%(1) The Fund's lower rated debt holdings pay high income and help minimize the effects of interest-rate fluctuations. Price appreciation may result if the credit rating of debt issuers is upgraded.

2. Equity-related Securities: 18.4%(1) Capital appreciation is sought by investing in convertible bonds and convertible preferred stocks, which may be exchanged for common stock. When the underlying stock rises, these equity-related issues generally increase in value.

3. High-grade Debt and Other Assets, Less Liabilities: 21.5%(1) High-quality issues, corporate issues and U.S. Government-backed securities provide a dependable stream of high current income.


A History of the Fund's Portfolio Blend


[GRAPHIC OMITTED]

                                                                   Equity-related  Securities         High-grade Debt
                                                                   (Convertible  Debt,                (U.S. Gov't and
                                  High-yield/lower-rated           Convertible-preferred            Agency Obligations,
                                  Corporate Debt and               Stocks, Common                Higher Rated Straight Debt)
                                  Straight-preferred Stocks        Stocks, Warrants)             and Other Assets, Less Liabilities

As of December 31, 1974                    15.7%                          49.6%                      34.7%
1979                                       34.8%                          36.1%                      29.1%
1982                                       18.3%                          54.6%                      27.1%
1988                                       52.9%                          33.4%                      13.7%
1998                                       62.9%                          16.5%                      20.6%
1995                                       68.0%                          15.3%                      16.7%
1999                                       64.3%                          19.2%                      16.5%
2000                                       60.1%                          18.4%                      21.5%

Consistency of Performance ... Over the Long Term

The Fund produced
positive total returns
17 out of the last
20 calendar years.(2)


OVER THE SHORT TERM Over the last 20 calendar years between 1980 and 2000, Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any 3-year period earned a positive total return.(3)

OVER THE LONG TERM Over the last 20 calendar years between 1980 and 2000, Lord Abbett Bond-Debenture Fund shareholders holding the Fund for any 10-year period earned average annual total returns of at least 9% per year.(3)


AVERAGE ANNUAL TOTAL RETURNS FOR 10-YEAR PERIODS ENDING DECEMBER 31(2):


 1989    1990     1991     1992     1993     1994    1995     1996     1997     1998      1999      2000
110.8%   9.5%     12.0%    11.0%    10.9%    9.9%    9.6%     9.6%     10.7%    9.8%      10.2%      11.0%

(1) Percent of net assets on 12/31/00. The Fund's portfolio is actively managed and subject to change.
(2)  At net asset value. All periods end December 31.
(3) All periods end December 31. Assumes investment in Class A shares at maximum offering price. Total return is the percent change in value, assuming the reinvestment of all distributions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              Schedule of Investments

                               DECEMBER 31, 2000


                                                                                                         PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                               INVESTMENTS                                     RATE            DATE          (000)           VALUE
====================================================================================================================================
LONG-TERM INVESTMENTS 95.43%
====================================================================================================================================
INVESTMENT-GRADE CORPORATE BONDS 8.67%
====================================================================================================================================
BROADCASTERS 1.62%         AMERICAN RADIO SYSTEM                               9.00%        2/1/2006        $13,500  $   13,925,277
                           CBS, INC.                                          8.875%        6/1/2022         3,000        3,159,231
                           CLEAR CHANNEL COMMUNICATIONS, INC.                  7.65%       9/15/2010         4,000        4,094,144
                           FOX/LIBERTY NETWORKS LLC**                     0.00/9.75%8/15/2002 & 2007        15,000       13,275,000
                           FOX/LIBERTY NETWORKS LLC                           8.875%       8/15/2007        20,000       20,500,000
                                                                                                                        ============
                           TOTAL                                                                                         54,953,652
------------------------------------------------------------------------------------------------------------------------------------
CABLE TV 0.31%             LENFEST COMMUNICATIONS, INC.                        8.25%       2/15/2008        10,000       10,377,200
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA 0.77%    COX COMMUNICATIONS, INC.                           6.875%       6/15/2005        25,000       25,110,325
                           VIACOM, INC.                                        7.70%       7/30/2010         1,000        1,052,417
                                                                                                                        ============
                           TOTAL                                                                                         26,162,742
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES 0.15%   KANSAS CITY POWER & LIGHT CO.                      7.125%      12/15/2005         5,000        5,052,010
------------------------------------------------------------------------------------------------------------------------------------
ENERGY 0.98%               GULF CANADA RESOURCES LTD.                          8.35%        8/1/2006        15,000       15,300,000
                           PETROLEOS MEXICANOS+(a)                             9.00%        6/1/2007        10,000       10,025,000
                           PHILLIPS PETROLEUM CO.                              8.75%       5/25/2010         7,000        8,008,238
                                                                                                                        ============
                           TOTAL                                                                                         33,333,238
------------------------------------------------------------------------------------------------------------------------------------
FOOD 0.36%                 COCA-COLA FEMSA SA DE CV (a)                        8.95%       11/1/2006         12,000      12,180,000
------------------------------------------------------------------------------------------------------------------------------------
GAMING 0.58%               HARRAH'S OPERATING CO., INC.                        7.50%       1/15/2009        20,000       19,538,440
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY 1.49%    FEDERAL NATIONAL MORTGAGE ASSOCIATION               9.50%       3/21/2001        50,000       50,343,500
------------------------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL 0.07%    WMX TECHNOLOGIES, INC.                              7.10%        8/1/2026         2,250        2,221,169
------------------------------------------------------------------------------------------------------------------------------------
RETAIL 0.02%               J.C. PENNEY CO., INC.                               7.60%        4/1/2007           860          518,566
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY 0.82%           COMPUTER ASSOCIATES INTERNATIONAL, INC.            6.375%       4/15/2005         30,000      27,759,990
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 1.50%   CLEARNET COMMUNICATIONS, INC.**(a)           0.00/10.125% 5/1/2004 & 2009        20,000       15,800,000
                           MASTEC, INC.                                        7.75%        2/1/2008         5,500        5,087,500
                           ROGERS CANTEL, INC. (a)                             8.30%       10/1/2007        30,000       29,850,000
                                                                                                                        ============
                           TOTAL                                                                                         50,737,500
                           TOTAL INVESTMENT-GRADE CORPORATE BONDS (Cost $307,628,697)                                   293,178,007
====================================================================================================================================
HIGH-YIELD CORPORATE DEBT 59.73%
====================================================================================================================================
AIRLINES 0.75 %            AMERICA WEST AIRLINES, INC.                        10.75%        9/1/2005         15,000      13,125,000
                           CONTINENTAL AIRLINES, INC.                          8.00%      12/15/2005         8,000        7,680,000
                           PIEDMONT AVIATION, INC.                            10.35%       3/28/2011         2,000        1,892,504
                           US AIR, INC.                                       10.50%       1/15/2004         2,634        2,683,564
                                                                                                                        ============
                           TOTAL                                                                                         25,381,068
------------------------------------------------------------------------------------------------------------------------------------
AUTO PARTS 0.40%           LEAR CORP.                                          8.11%       5/15/2009        15,000       13,653,179
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE 2.46%           ACCURIDE CORP.                                      9.25%        2/1/2008        12,500        7,593,750
                           ATLANTIC EXPRESS TRANSPORTATION CORP.              10.75%        2/1/2004         4,956        3,642,660
                           COLLINS & AIKMAN PRODUCTS CO.                      11.50%       4/15/2006        15,000       11,775,000
                           DURA OPERATING CORP.                                9.00%        5/1/2009        15,000       12,525,000
                           NAVISTAR FINANCIAL CORP.                            9.00%        6/1/2002        10,000        9,250,000
                           NAVISTAR INTERNATIONAL CORP.                        8.00%        2/1/2008        12,500        9,187,500
                           OSHKOSH TRUCK CORP.                                 8.75%        3/1/2008        15,770       15,218,050
                           SAFELITE GLASS CORP. (b)                           9.875%      12/15/2006        10,000          125,000
                           TENNECO AUTOMOTIVE, INC.                          11.625%      10/15/2009        20,000        9,800,000
                           VENTURE HOLDINGS TRUST                              9.50%        7/1/2005        10,000        4,100,000
                                                                                                                        ============
                           TOTAL                                                                                         83,216,960


6         See Notes to Financial Statements


                               Schedule of Investments (continued)
                               DECEMBER 31, 2000

                                                                                                         PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                               INVESTMENTS                                     RATE            DATE          (000)           VALUE
====================================================================================================================================
BANKING 0.73%            B.F. SAUL, REIT                                     9.75%          4/1/2008       $17,500    $  14,875,000
                         OCWEN FEDERAL BANK FSB                             12.00%         6/15/2005         7,000        6,422,500
                         OCWEN FINANCIAL CORP.                             11.875%         10/1/2003         4,250        3,676,250
                                                                                                                        ============
                         TOTAL                                                                                           24,973,750
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTERS 3.87%       ALLBRITTON COMMUNICATIONS CO.                       9.75%        11/30/2007        25,500       24,990,000
                         CUMULUS MEDIA, INC.                               10.375%          7/1/2008         9,000        7,267,500
                         GRANITE BROADCASTING CORP.                        10.375%         5/15/2005        11,435        7,318,400
                         GRAY COMMUNICATIONS SYSTEMS, INC.                 10.625%         10/1/2006         4,000        3,890,000
                         INTEREP NATIONAL RADIO SALES, INC.                 10.00%          7/1/2008        10,000        7,550,000
                         SINCLAIR BROADCASTING GROUP, INC.                   8.75%        12/15/2007         7,500        6,750,000
                         SINCLAIR BROADCASTING GROUP, INC.                  10.00%         9/30/2005        52,450       51,138,750
                         TV AZTECA SA DE CV (a)                             10.50%         2/15/2007        23,000       21,792,500
                                                                                                                        ============
                         TOTAL                                                                                          130,697,150
------------------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS 1.19% AMERICAN BUILDERS & CONTRACTOR SUPPLY CO., INC.   10.625%         5/15/2007         7,500        5,962,500
                         AMERICAN STANDARD, INC.                             8.25%          6/1/2009        17,500       16,712,500
                         EURAMAX INTERNATIONAL PLC (a)                      11.25%         10/1/2006        10,000        7,000,000
                         NORTEK, INC.                                       8.875%          8/1/2008        12,000       10,680,000
                                                                                                                        ============
                         TOTAL                                                                                           40,355,000
------------------------------------------------------------------------------------------------------------------------------------
CABLE TV 8.73%           CSC HOLDINGS, INC.                                 8.125%         8/15/2009         7,000        7,144,025
                         CSC HOLDINGS, INC.                                  9.25%         11/1/2005        22,000       22,550,000
                         CENTURY COMMUNICATIONS CORP.                        9.50%          3/1/2005        25,000       23,500,000
                         CHARTER COMMUNICATION HOLDINGS**               0.00/9.92%   4/1/2004 & 2011        10,000        5,825,000
                         CHARTER COMMUNICATION HOLDINGS                     8.625%          4/1/2009        25,000       22,812,500
                         CHARTER COMMUNICATION HOLDINGS                     10.00%          4/1/2009        20,000       19,500,000
                         COMCAST UK CABLE PARTNERS LTD.**(a)                11.20%        11/15/2007        10,000        8,550,000
                         ECHOSTAR BROADBAND CORP.+                         10.375%         10/1/2007        10,000        9,875,000
                         ECHOSTAR DBS CORP.                                 9.375%          2/1/2009        11,000       10,725,000
                         FRONTIERVISION CAPITAL LP**                  0.00/11.875%  9/15/2001 & 2007        10,000        8,650,000
                         FRONTIERVISION OPERATING PARTNERS LP**       0.00/11.875%  9/15/2001 & 2007        15,000       12,975,000
                         FRONTIERVISION OPERATING PARTNERS LP               11.00%        10/15/2006        17,000       15,640,000
                         GLOBO COMMUNICACOES E PARTICIPACOS LTD.+(a)       10.625%         12/5/2008        15,000       12,712,500
                         MEDIACOM LLC                                        8.50%         4/15/2008        20,000       18,400,000
                         NTL COMMUNICATIONS CORP.**                   0.00/12.375%  10/1/2003 & 2008        25,000       13,625,000
                         NTL, INC.                                          10.00%         2/15/2007        15,000       13,012,500
                         RENAISSANCE MEDIA GROUP**                     0.00/10.00%  4/15/2003 & 2008        15,000       10,331,250
                         TELEWEST COMMUNICATIONS PLC**(a)               0.00/9.25%  4/15/2004 & 2009        20,000        9,450,000
                         TELEWEST COMMUNICATIONS PLC (a)                    9.875%          2/1/2010        14,500       12,687,500
                         TELEWEST PLC (a)                                   11.00%         10/1/2007         9,000        8,055,000
                         UNITED PAN-EUROPE COMMUNICATIONS**(a)         0.00/12.50%   8/1/2004 & 2009        38,000       11,780,000
                         UNITED PAN-EUROPE COMMUNICATIONS+(a)               11.25%         11/1/2009        27,000       17,415,000
                                                                                                                        ============
                         TOTAL                                                                                          295,215,275
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS 1.06%      BE AEROSPACE, INC.                                 9.875%          2/1/2006        20,000       20,150,000
                         INTERNATIONAL WIRE GROUP, INC.                     11.75%          6/1/2005        10,000        9,800,000
                         NATIONAL EQUIPMENT SERVICES, INC.                  10.00%        11/30/2004        10,000        5,850,000
------------------------------------------------------------------------------------------------------------------------------------
                         TOTAL                                                                                           35,800,000
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS 1.47%          ATLANTIS GROUP, INC.                               11.00%         2/15/2003         5,000        3,425,000
                         HUNTSMAN CORP.+                                     9.50%          7/1/2007        15,450        9,347,250
                         HUNTSMAN ICI CHEMICALS                            10.125%          7/1/2009        15,750       15,395,625
                         LYONDELL CHEMICAL CO.                              9.625%          5/1/2007         5,000        4,862,500


          See Notes to Financial Statements                                7


                           Schedule of Investments (continued)
                           DECEMBER 31, 2000


                                                                                                         PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                           INVESTMENTS                                         RATE            DATE          (000)           VALUE
====================================================================================================================================
                           NL INDUSTRIES, INC.                                11.75%      10/15/2003       $ 4,290    $   4,354,350
                           STERLING CHEMICAL, INC.                            11.75%       8/15/2006        10,000        4,850,000
                           TEXAS PETROCHEMICALS CORP.                        11.125%        7/1/2006        10,000        7,600,000
                                                                                                                        ============
                           TOTAL                                                                                         49,834,725
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS 1.18%    CHATTEM, INC.                                      8.875%        4/1/2008        14,500       10,947,500
                           RAYOVAC CORP.                                      10.25%       11/1/2006         9,250        9,388,750
                           RIDDELL SPORTS, INC.                               10.50%       7/15/2007        12,000        9,780,000
                           THE SCOTTS CO.+                                    8.625%       1/15/2009        10,000        9,750,000
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL                                                                                         39,866,250
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS 0.65%           PORTOLA PACKAGING, INC.                            10.75%       10/1/2005         7,550        5,851,250
                           STONE CONTAINER CORP.                              10.75%       10/1/2002        10,000       10,212,500
                           VICAP S.A. (a)                                    11.375%       5/15/2007         7,500        5,962,500
                                                                                                                        ============
                           TOTAL                                                                                         22,026,250
------------------------------------------------------------------------------------------------------------------------------------
Diversified Financial
Services

0.37%                      WILLIS CORROON CORP. (a)                            9.00%        2/1/2009        14,000       12,530,000
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA 1.48%    ACKERLY GROUP, INC.                                 9.00%       1/15/2009        17,000       14,960,000
                           CEI CITICORP HOLDINGS S.A. (a)                      9.75%       2/14/2007         5,000        4,912,500
                           HERITAGE MEDIA CORP.                                8.75%       2/15/2006        15,000       14,625,000
                           LAMAR MEDIA CORP.                                  9.625%       12/1/2006        15,000       15,525,000
                                                                                                                        ============
                           TOTAL                                                                                         50,022,500
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES 1.29%   AEI HOLDING CO.+(b)                                10.50%      12/15/2005        12,000          780,000
                           AES CORP.                                           9.50%        6/1/2009        13,910       14,466,400
                           CALPINE CORP.                                      7.875%        4/1/2008        20,000       18,871,400
                           HYDER PLC+(a)                                       6.50%      12/15/2008         4,880        4,367,820
                           P&L COAL HOLDINGS CORP.                            8.875%       5/15/2008         5,000        5,062,500
                                                                                                                        ============
                           TOTAL                                                                                         43,548,120
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
SOVEREIGN DEBT             REPUBLIC OF ARGENTINA (a)                         11.375%       1/30/2017        10,000        8,935,000
0.55%                      REPUBLIC OF VENEZUELA (a)                           9.25%       9/15/2027        15,000        9,750,000
                                                                                                                        ============
                           TOTAL                                                                                         18,685,000
------------------------------------------------------------------------------------------------------------------------------------
ENERGY 3.70%               CHESAPEAKE ENERGY CORP.                            9.625%        5/1/2005        12,000       12,405,000
                           CODA ENERGY, INC.                                  10.50%        4/1/2006        10,000       10,075,000
                           CROSS TIMBERS OIL CO.                               9.25%        4/1/2007        10,000       10,275,000
                           HS RESOURCES, INC.                                 9.875%       12/1/2003        12,500       12,687,500
                           KCS ENERGY, INC. (b)                               8.875%       1/15/2008        15,000       12,975,000
                           KCS ENERGY, INC. (b)                               11.00%       1/15/2003         9,300        8,695,500
                           LOMAK PETROLEUM, INC.                               8.75%       1/15/2007        17,000       16,107,500
                           PARKER DRILLING CO.                                 9.75%      11/15/2006        11,150       11,261,500
                           PECOM ENERGIA S.A.+(a)                              9.00%       1/30/2004         9,400        8,953,500
                           PECOM ENERGIA S.A. (a)                              9.00%       1/30/2004         3,100        2,962,921
                           POGO PRODUCING CO.                                  8.75%       5/15/2007        10,000        9,900,000
                           VINTAGE PETROLEUM, INC.                            8.625%        2/1/2009         8,500        8,670,000
                                                                                                                        ============
                           TOTAL                                                                                        124,968,421
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL 0.06%            CATHAY INTERNATIONAL LTD.+(a)                      13.50%       4/15/2008         6,000        2,190,000
------------------------------------------------------------------------------------------------------------------------------------
FOOD 1.45%                 AGRILINK FOODS                                    11.875%       11/1/2008         5,000        3,287,500
                           DEL MONTE FOODS CO.**                         0.00/12.50%12/15/2002 & 2007       20,000       15,300,000
                           DELTA BEVERAGE GROUP, INC.                          9.75%      12/15/2003         6,400        6,744,000
                           DOANE PET CARE CO.                                  9.75%       5/15/2007         5,956        4,496,780
                           LEINER HEALTH PRODUCTS, INC.                       9.625%        7/1/2007        17,500        3,587,500


8          See Notes to Financial Statements


                           Schedule of Investments (continued)
                           DECEMBER 31, 2000


                                                                                                         PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                           INVESTMENTS                                         RATE            DATE          (000)           VALUE
====================================================================================================================================
                           PEPSI-GEMEX S.A. (a)                                9.75%       3/30/2004       $10,000   $   10,225,000
                           TWIN LABORATORIES, INC.                            10.25%       5/15/2006         8,400        5,502,000
                                                                                                                        ============
                           TOTAL                                                                                         49,142,780

GAMING 2.67%               AZTAR CORP.                                        8.875%       5/15/2007        20,000       19,400,000
                           HARRAHS OPERATING CO, INC.                         7.875%      12/15/2005         5,000        4,987,500
                           MOHEGAN TRIBAL GAMING AUTHORITY                     8.75%        1/1/2009        33,170       33,294,388
                           PARK PLACE ENTERTAINMENT CORP.                     7.875%      12/15/2005        12,000       11,790,000
                           PARK PLACE ENTERTAINMENT CORP.                     9.375%       2/15/2007        15,000       15,525,000
                           TRUMP ATLANTIC CITY ASSOC. FUNDING, INC.           11.25%        5/1/2006         8,000        5,280,000
                                                                                                                        ============
                           TOTAL                                                                                         90,276,888
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE 1.54%           FRESENIUS MEDICAL CAPITAL TRUST                    7.875%        2/1/2008         9,500        8,645,000
                           FRESENIUS MEDICAL CAPITAL TRUST                     9.00%       12/1/2006           500          480,000
                           HEALTHSOUTH CORP.+                                 10.75%       10/1/2008        10,000       10,517,200
                           INTEGRATED HEALTH SERVICES, INC. (b)                9.50%       9/15/2007        20,000          300,000
                           PRIME MEDICAL SERVICES, INC.                        8.75%        4/1/2008        13,250       11,461,250
                           TENET HEALTHCARE CORP.                             8.625%       1/15/2007        20,000       20,575,000
                                                                                                                        ============
                           TOTAL                                                                                         51,978,450
------------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS 1.34%         D. R. HORTON, INC.                                 10.00%       4/15/2006        20,000       20,000,000
                           LENNAR CORP.                                       7.625%        3/1/2009        12,500       11,580,988
                           MDC HOLDINGS, INC.                                 8.375%        2/1/2008        15,000       13,725,000
                                                                                                                        ============
                           TOTAL                                                                                         45,305,988
------------------------------------------------------------------------------------------------------------------------------------
HOTELS 0.73%               HMH PROPERTIES, INC.                               7.875%        8/1/2008        10,000        9,650,000
                           HOST MARRIOTT LP+                                   9.25%       10/1/2007        15,000       15,000,000
                                                                                                                        ============
                           TOTAL                                                                                         24,650,000
------------------------------------------------------------------------------------------------------------------------------------
MINERALS/METALS 0.12%      KAISER ALUMINUM & CHEMICAL CORP.                  10.875%      10/15/2006         5,000        3,925,000
------------------------------------------------------------------------------------------------------------------------------------
PAPER 1.77%                FONDA GROUP, INC.                                   9.50%        3/1/2007        10,000        7,850,000
                           FOUR M CORP.                                       12.00%        6/1/2006        10,000        9,650,000
                           INDAH KIAT INTERNATIONAL FINANCE CO. (a)           12.50%       6/15/2006         7,500        3,543,750
                           INTERNATIONAL PAPER CO.+                           8.125%        7/8/2005         5,000        5,192,940
                           PACKAGING CORP. OF AMERICA                         9.625%        4/1/2009        15,000       15,562,500
                           TEMBEC INDUSTRIES, INC. (a)                        8.625%       6/30/2009        18,000       17,910,000
                                                                                                                        ============
                           TOTAL                                                                                         59,709,190
------------------------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL 0.69%    ALLIED WASTE NORTH AMERICA, INC.                   7.875%        1/1/2009        25,000       23,312,500
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING 0.29%  R.H. DONNELLY, INC.                                9.125%        6/1/2008        10,000        9,775,000
------------------------------------------------------------------------------------------------------------------------------------
RETAIL 0.44%               ADVANCED STORES CO., INC.                          10.25%       4/15/2008         5,000        3,775,000
                           AMAZON.COM, INC.                              0.00/10.00% 5/1/2003 & 2008        12,000        6,120,000
                           NORTON MCNAUGHTON, INC.                            12.50%        6/1/2005         5,500        5,142,500
                                                                                                                        ============
                           TOTAL                                                                                         15,037,500
------------------------------------------------------------------------------------------------------------------------------------
SERVICES 2.23%             AVIS GROUP HOLDINGS, INC.                          11.00%        5/1/2009        10,000       10,825,000
                           IRON MOUNTAIN, INC.                                 8.75%       9/30/2009        20,000       19,750,000
                           IRON MOUNTAIN, INC.                               10.125%       10/1/2006        22,750       23,660,000
                           KINDER CARE LEARNING CENTER                         9.50%       2/15/2009         7,500        6,787,500
                           PIERCE LEAHY CORP.                                 9.125%       7/15/2007        10,000        9,950,000
                           UNICCO SERVICE CO.                                 9.875%      10/15/2007         4,444        4,244,020
                                                                                                                        ============
                           TOTAL                                                                                         75,216,520
------------------------------------------------------------------------------------------------------------------------------------
STEEL/METALS 1.11%         AK STEEL CORP.                                     9.125%      12/15/2006         5,750        5,505,625
                           ARMCO, INC.                                         9.00%       9/15/2007        21,750       20,118,750



          See Notes to Financial Statements                                9



                           Schedule of Investments (continued)
                           DECEMBER 31, 2000


                                                                                                          PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                           INVESTMENTS                                        RATE            DATE          (000)           VALUE
====================================================================================================================================
                           REPUBLIC TECHNOLOGY                                13.75%       7/15/2009       $10,000    $   1,050,000
                           WCI STEEL, INC.                                    10.00%       12/1/2004        15,000       10,725,000
                                                                                                                        ============
                           TOTAL                                                                                         37,399,375
------------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS 0.32%         STATER BROTHERS HOLDINGS, INC.                     10.75%       8/15/2006        13,000       10,725,000
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY 3.48%           DYNCORP, INC.                                       9.50%        3/1/2007        15,000       12,375,000
                           EXODUS COMMUNICATIONS, INC.+                       10.75%      12/15/2009        20,000       17,300,000
                           EXODUS COMMUNICATIONS, INC.                       11.625%       7/15/2010        12,500       11,187,500
                           FISHER SCIENTIFIC INTERNATIONAL, INC.               9.00%        2/1/2008        18,000       16,785,000
                           FLEXTRONICS INTERNATIONAL LTD.+(a)                 9.875%        7/1/2010        10,000        9,800,000
                           GLOBIX CORP.                                       12.50%        2/1/2010         5,000        1,875,000
                           L-3 COMMUNICATIONS CORP.                          10.375%        5/1/2007        15,000       15,525,000
                           PACKARD BIOSCIENCE CO.                             9.375%        3/1/2007        10,000        8,950,000
                           UNITED DEFENSE INDUSTRIES, INC.                     8.75%      11/15/2007        15,000       14,175,000
                           VIASYSTEMS, INC.                                    9.75%        6/1/2007        12,000        9,570,000
                                                                                                                        ============
                           TOTAL                                                                                        117,542,500
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 10.30%  AMSC ACQUISITION CO. INC.                          12.25%        4/1/2008         10,000       3,750,000
                           CROWN CASTLE INTERNATIONAL CORP.                   10.75%        8/1/2011         8,000        8,360,000
                           ESPRIT TELECOM GROUP PLC (a)(b)                   10.875%       6/15/2008        15,000          225,000
                           GLOBAL CROSSING HOLDINGS LTD. (a)                  9.625%       5/15/2008        20,000       18,900,000
                           INTERMEDIA COMMUNICATIONS, INC.**             0.00/11.25%7/15/2002 & 2007        13,300        8,046,500
                           INTERMEDIA COMMUNICATIONS, INC.**             0.00/12.25% 3/1/2004 & 2009        21,900        8,869,500
                           INTERMEDIA COMMUNICATIONS, INC.                     9.50%        3/1/2009        20,000       14,100,000
                           KPNQWEST BV (a)                                    8.125%        6/1/2009        15,000       13,275,000
                           LEVEL 3 COMMUNICATIONS, INC.                       11.25%       3/15/2010        15,000       13,125,000
                           MCLEOD USA, INC.                                    9.50%       11/1/2008        20,000       18,300,000
                           METROMEDIA FIBER NETWORK, INC.                     10.00%      12/15/2009        11,500        9,602,500
                           NEXTEL COMMUNICATIONS, INC.**                  0.00/9.95%2/15/2002 & 2008        30,000       21,975,000
                           NEXTEL COMMUNICATIONS, INC.+                       9.375%      11/15/2009        25,100       23,468,500
                           NEXTEL COMMUNICATIONS, INC.                        12.00%       11/1/2008         7,000        7,367,500
                           NEXTLINK COMMUNICATIONS, INC.                      10.75%      11/15/2008        25,000       20,750,000
                           ORBITAL IMAGING CORP.                             11.625%        3/1/2005        10,000        1,550,000
                           PARTNER COMMUNICATIONS (a)                         13.00%       8/15/2010        15,000       12,637,500
                           PRICE COMMUNICATIONS WIRELESS, INC.                9.125%      12/15/2006        10,000       10,175,000
                           RSL COMMUNICATIONS PLC (a)                         12.00%       11/1/2008        25,000        1,750,000
                           SBA COMMUNICATIONS CORP.**                    0.00/12.00% 3/1/2003 & 2008         16,000      12,480,000
                           TELECORP PCS, INC.                                10.625%       7/15/2010        15,000       15,300,000
                           TELEFONICA DE ARGENTINA+(a)                        9.125%        5/7/2008        20,000       17,450,000
                           TIME-WARNER TELECOM, INC.                           9.75%       7/15/2008         10,000       9,250,000
                           TRITON PCS, INC.**                            0.00/11.00% 5/1/2003 & 2008        16,500       13,117,500
                           VERSATEL TELECOM (a)                              11.875%       7/15/2009         5,000        3,025,000
                           VOICESTREAM WIRELESS                              10.375%      11/15/2009        10,000       10,762,500
                           WESTERN WIRELESS CORP.                             10.50%        2/1/2007        16,600       17,201,750
                           WILLIAMS COMMUNICATIONS GROUP, INC.               10.875%       10/1/2009        10,000        7,500,000
                           WILLIAMS COMMUNICATIONS GROUP, INC.               11.875%        8/1/2010        27,000       20,925,000
                           WINSTAR COMMUNICATIONS, INC.                      12.750%       4/15/2010         7,500        4,987,500
                                                                                                                        ============
                           TOTAL                                                                                        348,226,250
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES 1.31%             DELTA MILLS, INC.                                  9.625%        9/1/2007         5,500        4,812,500
                           GALEY & LORD, INC.                                 9.125%        3/1/2008        10,000        5,450,000
                           GUESS, INC.                                         9.50%       8/15/2003        10,500        9,712,500



10          See Notes to Financial Statements


                           Schedule of Investments (continued)
                           DECEMBER 31, 2000


                                                                                                          PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                           INVESTMENTS                                        RATE            DATE          (000)           VALUE
====================================================================================================================================
                           INTERFACE, INC.                                     9.50%      11/15/2005        $15,900   $  15,661,500
                           LEVI STRAUSS & CO.                                  6.80%       11/1/2003        10,000        8,650,000
                                                                                                                      ==============
                           TOTAL                                                                                         44,286,500
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL HIGH-YIELD CORPORATE DEBT (Cost $2,377,544,900)                                      2,019,473,089
====================================================================================================================================
CONVERTIBLE DEBT 14.29%
====================================================================================================================================
ADVERTISING 0.50%          INTERPUBLIC GROUP OF COMPANIES                      1.80%       9/16/2004        11,000       12,828,750
                           INTERPUBLIC GROUP OF COMPANIES                      1.87%        6/1/2006         4,275        3,981,094
                                                                                                                        ============
                           TOTAL                                                                                         16,809,844
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE

AND DEFENSE 0.10%          ORBITAL SCIENCES CORP.                              5.00%       10/1/2002         8,000        3,380,000
------------------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE TELEPHONE
CARRIERS

0.12%                      EFFICIENT NETWORKS, INC.                            5.00%       3/15/2005         8,000        4,070,000
------------------------------------------------------------------------------------------------------------------------------------
BANKS-MAJOR 0.74%          JMH FINANCIAL LTD.+(a)                              4.75%        9/6/2007        25,000       24,906,250
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY 1.15%        AFFYMETRIX, INC.                                    4.75%       2/15/2007        10,000        7,400,000
                           ALEXION PHARMACEUTICALS, INC.                       5.75%       3/15/2007         3,750        3,032,813
                           PROTEIN DESIGN LABS, INC.                           5.50%       2/15/2007         3,000        3,975,000
                           ROCHE HOLDINGS, INC.+                         Zero Coupon       1/19/2015        25,000       22,593,750
                           VERTEX PHARMACEUTICALS, INC.+                       5.00%       9/19/2007         2,000        1,950,000
                                                                                                                        ============
                           TOTAL                                                                                         38,951,563
------------------------------------------------------------------------------------------------------------------------------------
BROADCAST AND CABLE 0.36%  CLEAR CHANNEL COMMUNICATIONS, INC.                 2.625%        4/1/2003         8,500        8,563,750
                           JACOR COMMUNICATIONS, INC.                    Zero Coupon        2/9/2018         7,500        3,740,625
                                                                                                                        ============
                           TOTAL                                                                                         12,304,375
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS 0.26%        CREDIT SUISSE FIRST BOSTON                          2.00%        5/1/2010        10,000        8,950,000
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC EQUIPMENT AND
INSTRUMENTS 0.23%          SEMTECH CORP.                                       4.50%        2/1/2007        10,000        7,512,500
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES 0.84%   IBM CREDIT CORP.                                    2.00%        2/4/2003        12,000       13,500,000
                           MERRILL LYNCH & CO.                                 1.50%      12/15/2005        15,000       14,850,000
                                                                                                                        ============
                           TOTAL                                                                                         28,350,000
------------------------------------------------------------------------------------------------------------------------------------
FOODS 0.22%                CREDIT SUISSE FIRST BOSTON                          2.25%       3/16/2004         7,500        7,509,375
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
SERVICES

0.40%                      NATIONAL DATA CORP.                                 5.00%       11/1/2003        15,000       13,687,500
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE-CASUALTY 0.10%   CII FINANCIAL, INC.                                 7.50%       9/15/2001         6,000        3,360,000
------------------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE
AND SERVICES               DOUBLECLICK, INC.                                   4.75%        3/15/2006        9,000        5,186,250
0.20%                      USINTERNETWORKING, INC.                             7.00%       11/1/2004         3,000        1,515,000
                                                                                                                        ============
                           TOTAL                                                                                          6,701,250
------------------------------------------------------------------------------------------------------------------------------------
LEISURE FACILITIES 0.00%   AMF BOWLING, INC.                             Zero Coupon       5/12/2018        11,996          119,960
------------------------------------------------------------------------------------------------------------------------------------
LODGING 0.18%              HILTON HOTEL CORP.                                  5.00%       5/15/2006         7,000        5,958,750
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS

  TRANSPORT 0.34%          UNITED PARCEL SERVICE, INC.                         1.75%       9/27/2007        11,000       11,550,000
------------------------------------------------------------------------------------------------------------------------------------
OIL SERVICES 0.19%         PARKER DRILLING CO.                                 5.50%        8/1/2004         7,500        6,487,500
------------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTS 0.39% ANADARKO PETROLEUM CORP.                      Zero Coupon        3/7/2020        15,000       13,275,000
------------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED 0.76%       DEVON ENERGY CORP.                                  4.95%       8/15/2008        10,000        9,525,000
                           SWISS LIFE FINANCE LTD. (a)                         2.00%       5/20/2005        10,000       10,237,500
                           TEXACO CAPITAL, INC.                                3.50%        8/5/2004         6,250        6,093,750
                                                                                                                        ============
                           TOTAL                                                                                         25,856,250
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS 3.05%      CENTOCOR, INC.                                      4.75%       2/15/2005         5,000        6,837,500
                           ELAN FINANCE CORP. (a)                        Zero Coupon      12/14/2018        31,000       22,746,250
                           IVAX CORP.                                          5.50%       5/15/2007        14,000       17,587,500


          See Notes to Financial Statements                                11


                           Schedule of Investments (continued)
                           DECEMBER 31, 2000


                                                                                                          PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                           INVESTMENTS                                        RATE            DATE          (000)           VALUE
====================================================================================================================================
                           ROCHE HOLDINGS, INC.+                         Zero Coupon       4/20/2010       $50,000    $  29,065,000
                           SWISS BANK CORP.+(a)                                2.50%        7/7/2002         6,000        5,872,500
                           SWISS LIFE FINANCE LTD. (a)                         2.00%       5/20/2003        10,000       10,000,000
                           TEVA PHARMACEUTICAL INDUSTRIES+                     1.50%      10/15/2005        10,000       11,000,000
                                                                                                                        ============
                           TOTAL                                                                                        103,108,750
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING AND

   PRINTING 0.17%          MAIL-WELL, INC.                                     5.00%       11/1/2002         7,500        5,587,500
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE 0.06%          EOP OPERATING LP                                    7.25%      11/15/2008         2,000        2,100,000
------------------------------------------------------------------------------------------------------------------------------------
RETAIL-FOOD

  AND DRUG 0.26%           WHOLE FOODS MARKET, INC.                      Zero Coupon        3/2/2018        20,500        8,789,374
------------------------------------------------------------------------------------------------------------------------------------
SATELLITES 0.11%           ECHOSTAR COMMUNICATIONS CORP.                      4.875%        1/1/2007         5,000        3,775,000
------------------------------------------------------------------------------------------------------------------------------------
SAVINGS AND LOAN 0.24%     PROVIDIAN CORP.                                     3.25%       8/15/2005         8,000        8,070,000
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS 1.84%       ASM LITHOGRAPHY HOLDING+(a)                         4.25%      11/30/2004        10,200        9,473,250
                           BURR-BROWN CORP.                                    4.25%       2/15/2007         4,400        5,857,500
                           CYPRESS SEMICONDUCTOR CORP.                         3.75%        7/1/2005         5,500        3,863,750
                           CYPRESS SEMICONDUCTOR CORP.                         4.00%        2/1/2005        14,000       10,902,500
                           LSI LOGIC CORP.                                     4.00%       2/15/2005        14,000       10,010,000
                           LATTICE SEMICONDUCTOR CO.                           4.75%       11/1/2006         3,000        3,236,250
                           STMICROELECTRONICS (a)                        Zero Coupon       9/22/2009         7,500        9,018,750
                           TRANSWITCH CORP.                                    4.50%       9/12/2005         2,000        1,777,500
                           VITESSE SEMICONDUCTOR CORP.                         4.00%       3/15/2005        10,000        8,025,000
                                                                                                                        ============
                           TOTAL                                                                                         62,164,500
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE APPLIANCES
AND SYSTEMS                ARBOR SOFTWARE CORP.                                4.50%       3/15/2005        10,000        7,737,500
0.82%                      COMMSCOPE, INC.                                     4.00%      12/15/2006         8,500        6,141,250
                           MERCURY INTERACTIVE CORP.                           4.75%        7/1/2007         4,000        4,210,000
                           RATIONAL SOFTWARE CORP.                             5.00%        2/1/2007         7,500        9,646,875
                                                                                                                        ============
                           TOTAL                                                                                         27,735,625
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY-CONTRACT
MANUFACTURING 0.15%        SOLECTRON CORP.                               Zero Coupon      11/20/2020        10,000        5,150,000
------------------------------------------------------------------------------------------------------------------------------------
UTILILITIES ELECTRIC 0.09% CYRAS SYSTEMS, INC.+                                4.50%       8/15/2005         2,600        3,055,000
------------------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION
SERVICES                   LIBERTY MEDIA                                      4.00%       11/15/2029        10,000        6,700,000
0.42%                      NEXTEL COMMUNICATIONS, INC.                         5.25%       1/15/2010        10,000        7,275,000
                                                                                                                        ============
                           TOTAL                                                                                         13,975,000
                           TOTAL CONVERTIBLE DEBT (Cost $499,862,230)                                                   483,250,866
====================================================================================================================================
PREFERRED STOCK 0.34%                                                                                        SHARES
====================================================================================================================================
UTILITIES-ELECTRIC 0.34%   CALIFORNIA FEDERAL CAPITAL (Cost $12,837,500)      9.125%                       500,000       11,593,749
====================================================================================================================================
CONVERTIBLE-PREFERRED STOCKS 3.93%
====================================================================================================================================
BANKS-REGIONAL 0.06%       CNB CAPITAL TRUST I                                 6.00%                        45,800        1,889,250
                           CROSSLAND SAVINGS FSB BROOKLYN $1.8125                                          375,000           60,000
                                                                                                                        ============
                           TOTAL                                                                                          1,949,250
------------------------------------------------------------------------------------------------------------------------------------
BROADCAST AND CABLE 0.56%  COX COMMUNICATIONS, INC.                            7.00%                       250,000       15,500,000
                           SINCLAIR BROADCASTING GROUP, INC.                   6.00%                       127,000        3,587,750
                                                                                                                        ============
                           TOTAL                                                                                         19,087,750
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING 0.07%         RADIO ONE, INC.                                     6.50%                         3,000        2,392,500
------------------------------------------------------------------------------------------------------------------------------------
ENERGY 0.02%               RELIANT ENERGY, INC.                               2.309%                        13,000          684,125
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE-LIFE 0.49%       METLIFE, INC.                                       8.00%                       150,000       16,425,000
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE-MULTILINE 0.26%  AMERUS GROUP CO.                                    7.00%                       300,000        8,850,000
------------------------------------------------------------------------------------------------------------------------------------



12           See Notes to Financial Statements


                           Schedule of Investments (continued)
                           DECEMBER 31, 2000


                                                                                                          PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                           INVESTMENTS                                        RATE            DATE          (000)           VALUE
====================================================================================================================================
MACHINERY 0.14%            INGERSOLL-RAND CO.                                  6.75%                       225,000    $   4,795,313
------------------------------------------------------------------------------------------------------------------------------------
NATIONAL GAS

DIVERSIFIED 0.18%          SEMCO ENERGY, INC.                                 11.00%                       480,000        6,120,000
------------------------------------------------------------------------------------------------------------------------------------
OIL SERVICES 0.05%         LOMAK FINANCING TRUST                               5.75%                        54,300        1,635,788
------------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS PRODUCTS 0.41% KERR-MCGEE CORP.                                    5.50%                       252,000       13,891,500
------------------------------------------------------------------------------------------------------------------------------------
PAPER AND FOREST

PRODUCTS 0.55%             GEORGIA-PACIFIC                                     7.50%                        350,000      12,009,375
                           INTERNATIONAL PAPER CAPITAL TRUST                   5.25%                       150,000        6,712,500
                                                                                                                        ============
                           TOTAL                                                                                         18,721,875
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS 0.20%      PHARMACIA CORP.                                     6.50%                       128,000        6,632,000
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 0.25%   AMDOCS AUTOMATIC CO.                                6.75%                       100,000        5,800,000
                           UNITEDGLOBALCOM, INC.                               7.00%                       120,000        2,505,000
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL                                                                                          8,305,000
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC 0.58%   AES TRUST VII                                       6.00%                       125,000        8,570,313
                           TEXAS UTILITIES CO.                                 9.25%                       220,000       11,096,250
                                                                                                                        ============
                           TOTAL                                                                                         19,666,563
------------------------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION
SERVICES

0.11%                      MEDIAONE GROUP                                      7.00%                       100,000        3,562,499
                           TOTAL CONVERTIBLE-PREFERRED STOCKS (Cost $137,650,103)                                       132,719,163
====================================================================================================================================
COMMON STOCKS 0.20%
====================================================================================================================================
CABLE 0.00%                UNITEDGLOBALCOM, INC.                                                              3,005          40,943
------------------------------------------------------------------------------------------------------------------------------------
OIL: CRUDE PRODUCERS 0.17% SWIFT ENERGY CO.                                                                 150,000       5,643,750
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS 0.03%   GST TELECOMMUNICATIONS, INC.                                                     135,000             743
                           INTERMEDIA COMMUNICATIONS, INC.                                                   21,900         157,406
                           NEXTEL COMMUNICATIONS, INC.                                                       40,280         996,930
                                                                                                                        ============
                           TOTAL                                                                                          1,155,079
                           TOTAL COMMON STOCKS (Cost $7,530,918)                                                          6,839,772
====================================================================================================================================
WARRANTS 0.01%

====================================================================================================================================
TELECOMMUNICATIONS 0.01%   MOTIENT CORP.* expiring 4/1/2008                                                  10,000         141,250
                           ORBITAL IMAGING CORP.* expiring 3/1/2005                                          10,000          91,250
                           REPUBLIC TECHNOLOGY* expiring 7/15/2009                                           10,000             100
                           SPLITROCK SERVICES, INC.* expiring 7/15/2008                                       1,500         196,500
                           TOTAL WARRANTS (Cost $21,600)                                                                    429,100
====================================================================================================================================
                                                                                                          PRINCIPAL
                                                                              COUPON       MATURITY         AMOUNT
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.06%                                    RATE            DATE          (000)
====================================================================================================================================
                           COMMERCIAL MORTGAGE ASSET TRUST                    7.546%       1/17/2010       $ 5,000        5,334,870
                           CREDIT SUISSE FIRST BOSTON                          6.30%      11/15/2008        20,000       19,888,540
                           DLJ COMMERCIAL MORTGAGE CORP.                       6.41%       2/15/2008         5,000        5,030,915
                           GE CAPITAL MORTGAGE SERVICES, INC.                  7.00%      10/25/2010           529          529,015
                           LB COMMERCIAL CONDUIT MORTGAGE TRUST                6.21%      10/15/2008         5,000        4,947,335
                           TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES     (Cost $34,251,013)                            35,730,675
------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES 5.52%
------------------------------------------------------------------------------------------------------------------------------------
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               7.00%        9/1/2029        23,356       23,392,409
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               8.00%        2/1/2030         8,467        8,676,155
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               8.00%        2/1/2030         4,770        4,887,573
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               8.00%        2/1/2030         5,553        5,689,674
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               8.00%        2/1/2030        43,032       44,094,475
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               8.00%        3/1/2030         8,248        8,451,903



          See Notes to Financial Statements                                  13



                           Schedule of Investments (continued)
                           DECEMBER 31, 2000


                                                                                                          PRINCIPAL
                                                                             COUPON        MATURITY         AMOUNT
                           INVESTMENTS                                        RATE            DATE          (000)           VALUE
====================================================================================================================================
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               8.50%        7/1/2030       $21,290   $   21,935,703
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               7.00%       due on an        20,000       20,031,200
                                                                                      anounced basis
                           FEDERAL NATIONAL MORTGAGE ASSOCIATION               7.50%       due on an        25,000       25,367,250
                                                                                      anounced basis
                           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION            8.00%       3/15/2030        23,731       24,353,948
                           TOTAL MORTGAGE-BACKED SECURITIES (Cost $183,825,206)                                         186,880,290
====================================================================================================================================
U.S. GOVERNMENT AND AGENCY ISSUES 1.68%
====================================================================================================================================
                           FEDERAL HOME LOAN MORTGAGE CORP.                    7.00%       7/15/2005        25,000       26,234,250
                           U.S. TREASURY NOTE                                  5.75%      10/31/2002        20,000       20,178,200
                           U.S. TREASURY NOTE                                  7.50%       5/15/2002        10,000       10,275,000
                           TOTAL U.S. GOVERNMENT AND AGENCY ISSUES
                           (Cost $55,692,489)                                                                            56,687,450
====================================================================================================================================
SHORT-TERM INVESTMENT 4.03%
====================================================================================================================================
                           AMERICAN EXPRESS CREDIT CORP. (Cost $136,195,000)  6.48%        1/2/2001         136,195     136,195,000
------------------------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS 99.46% (Cost $3,753,039,656)                                            $3,362,977,161
====================================================================================================================================

                              *Non-income producing security.
                             **Deferred-interest  debentures pay no interest for
                                a stipulated number of years, after which they pay a predetermined coupon rate.

                              +Restricted security under Rule 144A.
                               REIT-Real Estate Investment Trust.
                            (a)Foreign security denominated in U.S. dollar.
                            (b)Defaulted security.





14            See Notes to Financial Statements


 Statement of Assets and Liabilities
 December 31, 2000

 Assets:
   Investments in securities, at value (cost $3,753,039,656)                                      $3,362,977,161
   Cash                                                                                                6,275,218
   Receivables:
      Interest and dividends                                                                          68,813,628
      Securities sold                                                                                  2,798,815
      Capital shares sold                                                                              7,583,910
----------------------------------------------------------------------------------------------------------------
   Total assets                                                                                    3,448,448,732
----------------------------------------------------------------------------------------------------------------

 Liabilities:
   Payables:
      Investment securities purchased                                                                 50,607,503
      Capital shares reacquired                                                                        9,178,349
      Management fee                                                                                   1,302,597
      12b-1 distribution fees                                                                          4,297,793
      Directors' fees                                                                                    722,442
   Accrued expenses and other liabilities                                                              1,081,005
----------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                                  67,189,689
================================================================================================================
 NET ASSETS                                                                                       $3,381,259,043
================================================================================================================

 COMPOSITION OF NET ASSETS:
 Paid-in capital                                                                                   3,958,553,993
 Distributions in excess of net investment income                                                    (11,525,403)
 Accumulated net realized loss on investments                                                       (175,707,052)
 Net unrealized depreciation on investments                                                         (390,062,495)
 Net Assets                                                                                       $3,381,259,043
================================================================================================================

 Net assets by class:
 Class A Shares                                                                                   $2,065,318,918
 Class B Shares                                                                                   $  786,786,084
 Class C Shares                                                                                   $  483,885,041
 Class P Shares                                                                                   $    1,384,538
 Class Y Shares                                                                                   $   43,884,462

 Outstanding shares by class:
 Class A Shares                                                                                      251,069,749
 Class B Shares                                                                                       95,570,274
 Class C Shares                                                                                       58,728,085
 Class P Shares                                                                                          166,297
 Class Y Shares                                                                                        5,342,053

 Net asset value, offering and redemption price per share (net assets divided by outstanding shares):

 Class A Shares-Net asset value                                                                            $8.23
 Class A Shares-Maximum offering price (Net asset value plus sales charge of 4.75%)                        $8.64
 Class B Shares-Net asset value                                                                            $8.23
 Class C Shares-Net asset value                                                                            $8.24
 Class P Shares-Net asset value                                                                            $8.33
 Class Y Shares-Net asset value                                                                            $8.21
================================================================================================================


           See Notes to Financial Statements                          15


Statement of Operations
For the Year Ended December 31, 2000

 INVESTMENT INCOME:

 Interest*                                                                                          $304,818,598
 Dividends                                                                                            11,917,898
----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME                                                                             316,736,496
----------------------------------------------------------------------------------------------------------------


 Expenses:
 Management fee                                                                                       16,325,766
 12b-1 distribution plan-Class A                                                                       8,427,225
 12b-1 distribution plan-Class B                                                                       8,100,797
 12b-1 distribution plan-Class C                                                                       5,380,480
 12b-1 distribution plan-Class P                                                                           3,295
 Shareholder servicing                                                                                 4,211,258
 Reports to shareholders                                                                                 577,638
 Registration                                                                                            294,740
 Professional                                                                                            272,330
 Directors' fees                                                                                         109,552
 Custody                                                                                                 108,323
 Other                                                                                                   357,306
----------------------------------------------------------------------------------------------------------------
 Gross expenses                                                                                       44,168,710
   Expense reductions                                                                                   (208,670)
----------------------------------------------------------------------------------------------------------------
 NET EXPENSES                                                                                         43,960,040
----------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                               272,776,456
----------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED LOSS:

 Net realized loss on investments and foreign currency related transactions                          (71,082,843)
 Net change in unrealized appreciation/depreciation on investments and
   translation of assets and liabilities denominated in foreign currencies                          (239,310,604)
================================================================================================================
 NET REALIZED AND UNREALIZED LOSS*                                                                  (310,393,447)
================================================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ (37,616,991)
================================================================================================================

 *Includes amortization of premium (See Note 2).


16            See Notes to Financial Statements


Statements of Changes in Net Assets

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                       DECEMBER 31,      DECEMBER 31,
INCREASE (DECREASE)IN NET ASSETS                                                              2000              1999
 OPERATIONS:
 Net investment income                                                                $  272,776,456   $  296,475,224
 Net realized loss on investments and foreign currency related transactions              (71,082,843)     (88,204,475)
 Net change in unrealized appreciation/depreciation on investments and
   translation of assets and liabilities denominated in foreign currencies              (239,310,604)     (75,599,179)
----------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (37,616,991)     132,671,570
======================================================================================================================
 DISTRIBUTIONS TO SHAREHOLDERS FROM:

 Net investment income
   Class A                                                                              (189,166,001)    (192,354,033)
   Class B                                                                               (64,526,224)     (58,055,378)
   Class C                                                                               (41,218,330)     (41,241,035)
   Class P                                                                                   (59,583)          (7,532)
   Class Y                                                                                (4,644,064)      (3,278,597)
----------------------------------------------------------------------------------------------------------------------
 TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                    (299,614,202)    (294,936,575)
======================================================================================================================

 Capital share transactions:
 Net proceeds from sales of shares                                                       527,130,336      952,817,978
 Reinvestment of distributions                                                           202,814,760      195,455,819
 Cost of shares reacquired                                                              (789,077,464)    (748,509,944)
----------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS         (59,132,368)     399,763,853
======================================================================================================================
 NET INCREASE (DECREASE) IN NET ASSETS                                                  (396,363,561)     237,498,848
======================================================================================================================

 NET ASSETS:
 Beginning of year                                                                     3,777,622,604    3,540,123,756
----------------------------------------------------------------------------------------------------------------------
 END OF YEAR                                                                          $3,381,259,043   $3,777,622,604
======================================================================================================================
 UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME                     $  (11,525,403)  $    7,139,745
======================================================================================================================



           See Notes to Financial Statements                          17


Financial Highlights

                                                                                             YEAR ENDED 12/31,
                                                                       ----------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)                 2000          1999          1998          1997        1996
                                                                  ----          ----          ----          ----        ----
 Net asset value, beginning of year                               $9.05       $ 9.45        $ 9.76       $  9.41    $    9.29
                                                                  =====       ======        ======       =======    =========
 Investment operations
   Net investment income                                            .68(b)(e)    .75(b)        .76(b)        .75(b)       .81
   Net realized and unrealized gain (loss) on investments          (.75)(e)     (.40)         (.31)          .40          .17
                                                                   ----         ----          ----           ---          ---
     Total from investment operations                              (.07)         .35           .45          1.15          .98
                                                                   ----          ---           ---          ----          ---

 Distributions to shareholders from net investment income          (.75)        (.75)         (.76)         (.80)        (.86)
                                                                   ----         ----          ----          ----         ----
 NET ASSET VALUE, END OF YEAR                                     $8.23       $ 9.05        $ 9.45       $  9.76    $    9.41
                                                                  =====       ======        ======       =======    =========

 Total Return(a)                                                   (.86)%       3.91%         4.76%        12.70%       11.16%

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense reductions                          1.00%         .92%          .88%          .89%         .89%
   Expenses, excluding expense reductions                          1.01%         .92%          .88%          .89%         .89%
   Net investment income                                           7.88%(e)     8.17%         7.85%         7.89%        8.77%




                                                                                                                     8/1/1996(D)
                                                                                     YEAR ENDED 12/31,                    TO
                                                                 ------------------------------------------------    12/31/1996
 PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)                     2000           1999        1998       1997
 Net asset value, beginning of period                             $   9.05       $   9.44     $  9.75    $  9.41        $9.13
                                                                  ========       ========     =======    =======        =====
 Investment operations

   Net investment income                                               .63(b)(e)      .69(b)      .69(b)     .68(b)       .34
   Net realized and unrealized gain (loss) on investments             (.76)(e)       (.39)       (.31)       .38          .26
                                                                      ----           ----        ----        ---          ---
     Total from investment operations                                 (.13)           .30         .38       1.06          .60
                                                                      ----            ---         ---       ----          ---
 Distributions to shareholders from net investment income             (.69)          (.69)       (.69)      (.72)        (.32)
                                                                      ----           ----        ----       ----         ----
 NET ASSET VALUE, END OF PERIOD                                   $   8.23       $   9.05     $  9.44    $  9.75    $    9.41
                                                                  ========       ========     =======    =======    =========

 Total Return(a)                                                     (1.52)%         3.29%       3.98%     11.85%        6.57%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense reductions                              1.61%         1.60%       1.60%      1.63%        .70%(c)
   Expenses, excluding expense reductions                              1.62%         1.60%       1.60%      1.63%        .70%(c)
   Net investment income                                               7.26%(e)      7.49%       7.13%      7.06%        3.37%(c)


18         See Notes to Financial Statements


Financial Highlights (continued)



                                                                                     YEAR ENDED 12/31,               7/15/1996(D)
                                                                 ------------------------------------------------         TO
 PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)                     2000           1999        1998       1997     12/31/1996

 Net asset value, beginning of period                              $  9.06        $  9.46     $  9.77    $  9.41      $9.05
                                                                   =======        =======     =======    =======      =====

 Investment operations

   Net investment income                                               .63(b)(e)      .69(b)      .69(b)     .69(b)     .35
   Net realized and unrealized gain (loss) on investments             (.76)(e)       (.40)       (.31)       .39        .33
                                                                      ----           ----        ----        ---        ---
   Total from investment operations                                   (.13)           .29         .38       1.08        .68
                                                                      ----            ---         ---       ----        ---

 Distributions to shareholders from net investment income             (.69)          (.69)       (.69)      (.72)      (.32)
                                                                      ----           ----        ----       ----       ----

 NET ASSET VALUE, END OF PERIOD                                   $   8.24       $   9.06     $  9.46    $  9.77    $  9.41
                                                                  ========       ========     =======    =======    =======

 Total Return(a)                                                     (1.52)%         3.17%       3.98%     11.97%      7.86%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense reductions                             1.65%          1.60%       1.60%      1.58%       .75%(c)
   Expenses, excluding expense reductions                             1.66%          1.60%       1.60%      1.58%       .75%(c)
   Net investment income                                              7.26%(e)       7.49%       7.13%      7.16%      3.72%(c)




                                                                        YEAR ENDED 12/31,         8/21/1998(D)
                                                                   ---------------------------         to
 PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)                       2000           1999       12/31/1998

 Net asset value, beginning of period                               $    9.05       $  9.45     $   9.54
                                                                    =========       =======     ========
 Investment operations

   Net investment income                                                  .67(b)(e)      .73(b)       .25(b)
                                                                          ---            ---          ---
   Net realized and unrealized loss on investments                       (.65)(e)      (.39)        (.09)
                                                                         ----          ----         ----
     Total from investment operations                                     .02           .34          .16
                                                                          ---           ---          ---

 Distributions to shareholders from net investment income                (.74)         (.74)        (.25)
                                                                         ----          ----         ----
 NET ASSET VALUE, END OF PERIOD                                     $    8.33       $   9.05    $    9.45
                                                                    =========       ========    =========

 Total Return(a)                                                          .06%         3.86%        1.73%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense reductions                                1.06%         1.05%        .38%(c)
   Expenses, excluding expense reductions                                1.07%         1.05%        .38%(c)
   Net investment income                                                 7.83%(e)      8.10%        2.90%(c)


           See Notes to Financial Statements                       19



Financial Highlights (continued)





                                                                     YEAR ENDED 12/31,          3/27/1998(D)
                                                              ----------------------------         to
 PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)                 2000              1999       12/31/1998

 Net asset value, beginning of period                         $   9.04       $      9.44     $      9.98
                                                              ========       ===========     ===========
 Investment operations

   Net investment income                                           .71(b)(e)         .78             .59(b)
   Net realized and unrealized loss on investments                (.76)(e)          (.40)           (.54)
                                                                  ----              ----            ----
     Total from investment operations                             (.05)              .38             .05
                                                                  ----               ---             ---

 Distributions to shareholders from net investment income         (.78)             (.78)           (.59)
                                                                  ----              ----            ----
 NET ASSET VALUE, END OF PERIOD                               $   8.21       $      9.04       $    9.44
                                                              ========       ===========       =========

 Total Return(a)                                                  (.61)%            4.27%            .55%(c)

 RATIOS TO AVERAGE NET ASSETS

   Expenses, including expense reductions                          .61%              .60%            .46%(c)
   Expenses, excluding expense reductions                          .62%              .60%            .46%(c)
   Net investment income                                          8.26%(e)          8.52%           6.24%(c)



                                                                         YEAR ENDED 12/31,
                                                    -------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALLCLASSES:                      2000          1999          1998          1997          1996
=======================================================================================================================
   Net assets, end of year (000)                     $3,381,259     $3,777,623    $3,540,124   $2,866,184    $2,129,421
   Portfolio turnover rate                                66.03%        67.93%        86.48%        89.14%       106.79%
=======================================================================================================================
 (a) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
 (b) Calculated using average shares outstanding during the period.
 (c) Not annualized.
 (d) Commencement of offering of class shares.
 (e) Includes  impact of amortization of premium (See Note 2). The effect of the change on the per share data and ratio of net investment  income to average net assets is as follows:

                                                             CLASS A       CLASS B       CLASS C       CLASS P       CLASS Y
-----------------------------------------------------------------------------------------------------------------------------
 Net investment income per share             `               $(.02)        $(.02)        $(.02)       $(.02)        $(.02)
 Net realized and unrealized loss on investments per share     .02           .02          .02           .02           .02
 Net investment income to average net assets                  (.28)%        (.28)%        (.28)%       (.28)%        (.28)%



20         See Notes to Financial Statements

Notes to Financial Statements


1.  ORGANIZATION

Lord Abbett Bond-Debenture Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(A) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest and bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(B) SECURITY TRANSACTIONS AND INVESTMENT INCOME-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and amortization/accretion are recorded using the effective interest method. Net investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(C) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(D) FOREIGN TRANSACTIONS-Transactions denominated in foreign currencies are recorded in the Company's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates.

(E) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS-The Company may enter into forward currency exchange contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain or loss is included in the net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in net realized gain or loss on investments and foreign currency related transactions.

(F) CHANGE IN ACCOUNTING PRINCIPLE-Effective January 1, 2000, the Company has elected to adopt the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, related to amortization of premiums and discounts on debt securities. For the fiscal year ended December 31, 2000, the Company amortized premiums and discounts on debt securities using the effective interest method. The effect of this accounting change had no impact on the net assets, but resulted in a decrease to net investment income and a corresponding increase to net realized and unrealized gains and losses. Prior to this fiscal year, the Company did not amortize premiums on debt securities. Based on securities held as of January 1, 2000, the cumulative effect of this accounting change had no impact on the net assets, but resulted in a decrease to undistributed net investment income and a corresponding increase to net unrealized gains and losses. The amounts recorded as a result of the change in accounting principle are $10,028,487 for the year ended December 31, 2000 and $5,111,913 cumulative through January 1, 2000.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES


MANAGEMENT FEE

The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

--------------------------------------------------------------------------------
First $500 million                  .50%
Over $500 million                   .45%

12B-1 PLANS

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing account maintenance and distribution fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                       CLASS A(1)(2)    CLASS B        CLASS C     CLASS P
--------------------------------------------------------------------------------
Service                         .25%         .25%    up to .25%(3)        .20%
Distribution                    .10%         .75%    up to .75%(3)        .25%
Quarterly service fee             -            -     up to .25%(4)          -
Quarterly distribution fee        -            -     up to .75%(4)          -

(1) Annual service fee of shares sold prior to June 1, 1990 is 0.15% of the average daily net asset value.
(2) In addition, the Company pays a one time distribution fee of up to 1% on certain qualifying purchases.
(3) Paid at the time such shares are sold.
(4) Paid at each quarter-end after the first anniversary of the sale of such shares.

Class Y does not have a distribution plan.

The Company, along with certain other funds managed by Lord Abbett (the "Underlying Funds") has entered into a Servicing Arrangement with Balanced Series of Lord Abbett Investment Trust pursuant to which the Underlying Funds will pay a portion of the expenses of Balanced Series in proportion to the average daily value of shares owned by Balanced Series. Accrued expenses and other liabilities include $198,106 and other expenses include $190,699 pursuant to this Servicing Arrangement.

COMMISSIONS

Distributor received the following commissions on sales of shares of the Company after concessions were paid to authorized distributors for the year ended December 31, 2000:

DISTRIBUTOR COMMISSIONS DEALERS' CONCESSIONS

--------------------------------------------------------------------------------
$1,224,994                        $6,245,620

Certain of the Company's officers and directors have an interest in Lord Abbett.

4.  DISTRIBUTIONS

Dividends from net investment income, if any, are declared and paid monthly. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are distributed to shareholders annually. The capital loss carryforward amount is available to offset future net capital gains. At December 31, 2000, the capital loss carryforwards along with the related expiration dates are as follows

2003                          2007                  2008              TOTAL
--------------------------------------------------------------------------------
$11,240,802            $90,010,893           $74,455,357       $175,707,052



4. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) are as follows for the year ended December 31, 2000:

PURCHASES                              SALES
--------------------------------------------------------------------------------
$2,308,724,777                $2,576,017,215

As of December 31, 2000, the aggregate cost of investments, gross unrealized appreciation, gross unrealized depreciation and net unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

                            GROSS                  GROSS                   NET
                       UNREALIZED            UNREALIZED             UNREALIZED
TAX COST              APPRECIATION          DEPRECIATION          DEPRECIATION
-------------------------------------------------------------------------------
$3,763,875,105         $72,778,074         $(473,676,018)         $(400,897,944)

The cost of investments for federal income tax purposes differs from that used for financial reporting purposes. These differences are due to differing treatments for items such as amortization of premium.

5.  CERTAIN RECLASSIFICATIONS

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are either considered temporary or permanent in nature. Permanent items identified during the year ended December 31, 2000 have been reclassified among the components of net assets based on their tax basis treatment as follows:

DISTRIBUTION IN                    ACCUMULATED
EXCESS OF NET                NET REALIZED LOSS
INVESTMENT INCOME                ON INVESTMENTS               PAID-IN CAPITAL
INCREASE                               DECREASE                      DECREASE
--------------------------------------------------------------------------------
$13,284,511                         $(7,232,425)                 $(6,052,086)



6.  DIRECTORS' REMUNERATION

The Directors associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The outside Directors may elect to defer receipt of such fees. The deferred fees earn a return based on the performance of the Company and other funds within the Lord Abbett Family of Funds. Such cost and earnings accrued thereon are included in Directors' fees on the Statement of Operations and are not deductible for Federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8.  LINE OF CREDIT

The Company, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.09% during the year. There were no loans outstanding pursuant to this Facility at December 31, 2000, nor was the Facility utilized at any time during the year.

9.  SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 1 billion shares of $0.001 par value capital stock designated as follows: 300 million Class A shares, 160 million Class B shares, 80 million Class C shares, 160 million Class P shares and 300 million Class Y shares.

                                           YEAR ENDED DECEMBER 31, 2000     YEAR ENDED DECEMBER 31, 1999
CLASS A SHARES                             SHARES           AMOUNT             SHARES         AMOUNT
------------------------------------------------------------------------   -----------------------------
Shares sold                               31,582,630    $ 272,752,106         46,204,380  $ 427,164,662
Reinvestment of distributions             15,518,628      134,190,385         14,347,378    131,444,164
Shares reacquired                        (53,446,696)    (463,234,512)       (48,782,581)  (447,064,212)
------------------------------------------------------------------------   -----------------------------
Increase (decrease)                       (6,345,438)   $ (56,292,021)        11,769,177  $ 111,544,614
------------------------------------------------------------------------   -----------------------------

CLASS B SHARES

------------------------------------------------------------------------   -----------------------------
Shares sold                               18,521,501    $ 159,891,395         32,292,536  $ 298,330,831
Reinvestment of distributions              4,407,141       38,117,792          3,749,435     34,311,846
Shares reacquired                        (20,261,135)    (175,410,977)       (14,195,926)  (129,722,785)
------------------------------------------------------------------------   -----------------------------
INCREASE                                   2,667,507    $  22,598,210         21,846,045  $ 202,919,892
------------------------------------------------------------------------   -----------------------------

CLASS C SHARES

------------------------------------------------------------------------   -----------------------------
Shares sold                               10,482,306    $  90,800,979         22,171,975  $ 205,282,312
Reinvestment of distributions              2,979,138       25,821,864          2,880,804     26,417,246
Shares reacquired                        (16,241,636)    (140,978,070)       (18,654,738)  (171,504,635)
------------------------------------------------------------------------   -----------------------------
Increase (decrease)                       (2,780,192)   $ (24,355,227)         6,398,041  $  60,194,923
------------------------------------------------------------------------   -----------------------------

CLASS P SHARES

------------------------------------------------------------------------   -----------------------------
Shares sold                                  195,053     $  1,717,168             25,320   $    229,776
Reinvestment of distributions                  5,101           44,112                636          5,778
Shares reacquired                            (59,185)        (519,895)              (642)        (5,812)
------------------------------------------------------------------------   -----------------------------
INCREASE                                     140,969      $ 1,241,385             25,314   $    229,742
------------------------------------------------------------------------   -----------------------------

CLASS Y SHARES

------------------------------------------------------------------------   -----------------------------
Shares sold                                  222,120     $  1,968,688          2,382,642  $  21,810,397
Reinvestment of distributions                537,628        4,640,607            359,490      3,276,785
Shares reacquired                         (1,082,362)      (8,934,010)           (23,664)      (212,500)
------------------------------------------------------------------------   -----------------------------
Increase (decrease)                         (322,614)    $ (2,324,715)         2,718,468  $  24,874,682
------------------------------------------------------------------------   -----------------------------


--------------------------------------------------------------------------------
The Company (unaudited)

4.25% of the net investment income distributions paid by the Fund monthly qualifies for the dividends received deduction for corporations.
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Bond-Debenture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond-Debenture Fund, Inc. (the "Company") as of December 31, 2000 and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond-Debenture Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
February 22, 2001


Copyright (C) 2001 by Lord Abbett Bond-Debenture Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Bond-Debenture Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning each Series' investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

                                Investing in the
                           Lord Abbett
                                 Family of Funds

GROWTH                                                                                             INCOME
===================================================================================================================
Growth Funds              Growth &                     Income Funds             Tax-Free          Money
                          Income Funds                                          Income Funds      Market Fund
-------------------------------------------------------------------------------------------------------------------
Alpha Series              Affiliated Fund              Bond-Debenture Fund      o California      U.S. Government
                                                                                o Connecticut     Securities Money
All Value Fund(1)         Balanced Series              High Yield Fund          o Florida         Market Fund(2)(3)
                                                                                o Georgia
Global Fund -             Growth & Income Series       Global Fund--            o Hawaii
Equity Series                                          Income Series            o Michigan
                          Research Fund--                                       o Minnesota
Growth                    Large-Cap Series             U.S. Government          o Missouri
Opportunities Fund                                     Securities Series(2)     o National
                                                                                o New Jersey
International Series                                   Limited Duration U.S.    o New York
                                                       Government Securities    o Pennsylvania
Large-Cap Growth Fund                                  Series(1)                o Texas
                                                                                o Washington
Mid-Cap Value Fund                                     World Bond-
                                                       Debenture Series
Research Fund -
Small-Cap Value Series

DEVELOPING
GROWTH FUND
Lord Abbett Developing
Growth Fund is closed to
new investors


FINDING THE RIGHT MUTUAL FUND CAN BE CONFUSING. AT LORD, ABBETT & CO., WE BELIEVE THAT YOUR INVESTMENT PROFESSIONAL PROVIDES VALUE IN HELPING YOU IDENTIFY AND UNDERSTAND YOUR INVESTMENT OBJECTIVES AND, ULTIMATELY, OFFERING FUND RECOMMENDATIONS SUITABLE FOR YOUR INDIVIDUAL NEEDS.

For more complete information about any Lord Abbett Fund, including risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder Service Line: 800-865-7582
Visit Our Website: www.LordAbbett.com

(1) Formerly known as the Growth & Income Series of the Lord Abbett Securities Trust effective as of 3/1/01.
(2) An investment in this Fund is neither insured nor guaranteed by the U.S. Government.
(3) An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain, and has maintained, its stable $1.00 price per share.

[LOGO]          Lord, Abbett & Co.                              PRSRT STD
                Investment Management                           U.S. POSTAGE
A Tradition of Performance Through Disciplined Investing        PAID
                                                                NEW YORK, NY
                                                                PERMIT NO. 2405
Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
-----------------------------------------------------
90 Hudson Street o Jersey City, New Jersey 07302-3973





                                                                    LABD-2-1200
                                                                          (2/01)


                                                                          (8/00)